EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Smith-Midland Corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), We, Ashley B. Smith, Chief Executive Officer and Dominic L. Hunter, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ashley B. Smith
Ashley B. Smith
Chief Executive Officer
(principal executive officer)

/s/ Dominic L. Hunter
Dominic L. Hunter
Chief Financial Officer
(principal financial and accounting officer)

Dated: November 14, 2025